UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2013

Remark Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

Five Concourse Parkway, Suite 2400, Atlanta, Georgia 30328
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(770) 821-6670

(Former Name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2013, Douglas Osrow, age 40, was appointed Chief Financial Officer of the Company.  Most recently, from 2011 until this past month, he was Chief Financial Officer of Paragon Gaming, a leading North American resort developer, owner and operator where he was responsible for re-financing several of the properties and negotiating buy-outs and partnerships.  Prior to this he worked as a Vice President in the investment banking division of Citadel Securities, covering real estate, lodging and gaming companies.  He began his investment banking career as an Associate at Citigroup Global Markets in the real estate and lodging group.  Doug also brings to Remark Media buy side investment and operational experience, having worked as a Senior Analyst at Hawkeye Capital Management, a firm with a value-oriented approach to publicly-traded equity and debt securities. And, he served as the Assistant to the President at Ziff Brothers Investments where he helped grow the infrastructure of the firm. Doug earned an undergraduate degree with honors from Northwestern University and an MBA from Kellogg School of Management in Finance, Accounting and Real Estate.

Item 5.07.                    Submission of Matters to a Vote of Security Holders.

The Company held its 2013 Annual Meeting of Stockholders on October 31, 2013.  At the annual meeting, the Company’s stockholders:

(1) elected four members of the Board of Directors to hold office until the next annual meeting of stockholders;

(2)  ratified the appointment of Cherry, Bekaert & Holland, L.L.P. to serve as the independent registered public accounting firm of the Company for the fiscal year ending 2013;

(3) approved the conversion feature of the April 2, 2013, $4.0 Million senior secured convertible promissory note;

(4) approved the advisory vote on executive compensation – “Say on pay”; and,

(5) approved every three years in the advisory vote on the frequency of advisory votes on executive compensation.

The stockholders voted on these matters as follows:

Election of Directors
Nominee	For	Withheld	Broker Non-Votes
Theodore P. Botts	3,256,950	69,723	2,548,365
Robert G. Goldstein	3,262,948	63,725	2,548,365
William W. Grounds	3,262,950	63,723	2,548,365
Kai-Shing Tao	3,256,960	69,713	2,548,365

The following proposals were adopted by the margin indicated:

Description of Proposal	For	Against	Abstain	Broker Non-Votes
Ratification of Appointment of Cherry, Bekaert & Holland, L.L.P. as Independent Registered Public Accountants	5,786,125	9,731	79,182	0

Approval of the conversion feature of the April 2, 2013, $4.0 Million senior secured convertible promissory note	3,227,358	36,823	62,492	2,548,365

Proposal for advisory vote on executive compensation – “Say on pay”	3,229,739	34,442	62,492	2,548,365

Description of Proposal	Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
Proposal for advisory vote on frequency of advisory votes on executive compensation	78,029	248,034	2,932,944	67,666	2,548,365

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Media, Inc.

Date: November 4, 2013	By:	/s/ Bradley T. Zimmer
Name: Bradley T. Zimmer
Title: Chief Operating Officer & General Counsel